Stock-based Compensation	12 Months Ended
Dec. 31, 2024
Stock-based Compensation [Abstract]
Stock-based Compensation

15. Stock-based Compensation

On May 28, 2020, the Company adopted the 2020 Incentive Award Plan (“the 2020 Plan”), which authorized the issuance of (i) up to 37,379 shares of the Company’s common stock, (ii) an annual increase on the first day of each year beginning on January 1, 2022 and ending on January 1, 2030 of up to 4% of the shares of common stock outstanding on an as-converted basis on the last day of the immediately preceding fiscal year, and (iii) any shares of the Company’s common stock subject to awards under the 2014 Plan which are forfeited or lapse unexercised and which following the effective date are not issued under the 2014 Plan. Awards may be issued in the form of restricted stock units, restricted stock, stock appreciation rights, and stock options. As of December 31, 2024, the Company has registered an additional 264,299 shares of the Company’s common stock to be issued pursuant to the 2020 Plan. Effective as of June 13, 2024, the stockholders approved an amendment to the 2020 Plan to increase the number of authorized shares by 350,000 shares. As of December 31, 2024, there were 458,470 shares available for future issuance under the 2020 Plan.

On May 20, 2022, the Company adopted the 2022 Inducement Award Plan (the “Inducement Award Plan”). Awards under the Inducement Award Plan may only be granted to a newly hired employee who has not previously been an employee or a member of the Board or an employee who is being rehired following a bona fide period of non-employment by the Company, in each case as a material inducement to the employee’s entering into employment. An aggregate of 37,500 shares of the Company’s common stock are reserved for issuance under the Inducement Award Plan. As of December 31, 2024, there were 32,444 shares available for future issuance under the Inducement Award Plan.

RSUs

The following table summarizes restricted stock unit (“RSUs”) activity for the year ended December 31, 2024:

	Shares	Weighted Average Grant Date Fair Value per Share
Unvested and outstanding as of December 31, 2023	174,114	$124.59
Granted	6,203	12.54
Vested and released	(31,257)	181.01
Forfeited/cancelled	(17,610)	91.67
Outstanding as of December 31, 2024	131,450	$87.02
Vested and exercisable	(6,430)	93.32
Unvested and outstanding as of December 31, 2024	125,020	$86.69

The Company recognized $5.8 million and $6.9 million of stock-based compensation expense related to RSUs for the years ended December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, the Company had $1.2 million and $4.5 million, respectively, of unrecognized stock-based compensation expense that is expected to be recognized over a weighted-average period of 0.7 and 1.1 years, respectively.

Certain of the Company’s RSU grants are subject to acceleration upon a change of control and termination within 12 months, and upon death, disability, retirement and certain “good leaver” circumstances.